                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 8, 1999


                               CORIXA CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-22891
                            (Commission File Number)

        DELAWARE                                          91-1654387
(State or other jurisdiction of                        (I.R.S. Employer
      incorporation)                                  Identification No.)


                         1124 COLUMBIA STREET, SUITE 200
                            SEATTLE, WASHINGTON 98104
             (Address of principal executive offices, with zip code)

                                 (206) 754-5711
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

        On April 9, 1999 Corixa Corporation, a Delaware Corporation (the "Company"), announced that on April 8, 1999, it entered into an agreement (the "Agreement") with Castle Gate, L.L.C., a Northwest investment partnership focusing primarily on health care and biomedical companies ("Castle Gate"), to provide Corixa with an equity line of credit of up to $50 million (the "Equity Line of Credit"). Under the Agreement, Castle Gate is obligated to provide the Equity Line of Credit to the Company for a period of two years. The Company may draw down funds pursuant to the Equity Line of Credit at its sole option and may use such funds for expenses associated with various technology or company acquisitions. When funds are drawn down under the Equity Line of Credit, the Company will issue to Castle Gate shares of Series A Preferred Stock ("Preferred Stock") at a price of $1,000 per share and warrants to purchase shares of the Company's Common Stock ("Common Stock") as described below.

        The Preferred Stock has an annual cumulative dividend of 5% and may be paid, at the Company's option, in cash or in shares of the Company's Common Stock. The Preferred Stock may be converted at the option of Castle Gate at any time following issuance thereof. Shares of Preferred Stock that have been outstanding for at least four years will be converted into Common Stock automatically on the fourth anniversary or any subsequent anniversary of the issuance of such shares in the event Castle Gate would receive a specified return on its equity investment. Additionally, any shares of Preferred Stock that have not been converted previously will be converted automatically on the seven-year anniversary of the initial issuance of such shares of Preferred Stock. Other rights, preferences and privileges of the Preferred Stock are set forth in the Certificate of Designation filed by the Company with the Secretary of State of Delaware on April 7, 1999 (the "Certificate of Designation"), a copy of which is attached hereto as an exhibit.

        Upon execution of the Agreement, the Company consummated an initial draw-down under the Equity Line of Credit of $12.5 million (the "Initial Draw") and issued Castle Gate 12,500 shares of Preferred Stock and warrants to purchase an aggregate of up to 1,037,137 shares of Common Stock (the "Initial Closing Warrants"). The conversion price for the Preferred Stock issued in the Initial Draw is $8.50 per share. The conversion price for all other shares of Preferred Stock that may be issued as the result of optional subsequent draw-downs by the Company under the Equity Line of Credit (each a "Subsequent Draw") will be equal to the average daily closing price of the Company's Common Stock for a designated period before and after the consummation of such Subsequent Draw, provided that such conversion price cannot exceed certain specified amounts. Initial Closing Warrants to purchase 312,500 shares have an exercise price of $8.50 per share and Initial Closing Warrants to purchase 724,637 shares have an exercise price of $8.28 per share. Under the Agreement, the Company is obligated to issue to Castle Gate certain additional warrants (the "Additional Warrants") upon the occurrence of certain events. The Additional Warrants will become exercisable either on a pro-rata basis upon the consummation of Subsequent Draw(s), if any, and corresponding issuances of Preferred Stock by the Company under the Equity Line of Credit, or upon certain specified dates, and will have exercise prices that are determined in accordance with specified formulas at the time of their respective issuances. If all Additional Warrants are issued, they will be exercisable for an



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aggregate maximum of 187,500 shares of Common Stock plus Common Stock worth up to $2,125,000.

        The Preferred Stock, the Initial Closing Warrants and the Additional Warrants issued or issuable to Castle Gate under the Agreement were sold as a self-managed private placement and are exempt from registration under the Securities Act of 1933, as amended. However, pursuant to the Registration Rights Agreement entered into between the Company and Castle Gate in connection with the Equity Line of Credit (the "Registration Rights Agreement"), which is attached hereto as an exhibit, the Company has committed to register the underlying shares of Common Stock for resale after certain conversions of the Preferred Stock. Additionally, the Company and Castle Gate entered into a Standstill Agreement in connection with the Equity Line of Credit (the "Standstill Agreement"), which is attached hereto as an exhibit, pursuant to which there are certain restrictions on Castle Gate's ability to purchase shares of the Company's capital stock other than pursuant to the Agreement.

        The above description of the Equity Line of Credit with Castle Gate is a summary and as such is not intended to be complete, and is subject to and qualified by reference to the Agreement, the Certificate of Designation, the Registration Rights Agreement, the Standstill Agreement, the Initial Closing Warrants and the Additional Warrants, each of which is incorporated by reference and attached hereto as an exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

               Exhibit 4.1 Certificate of Designation of the Registrant

               Exhibit 4.2* Equity Line of Credit and Securities Purchase Agreement

               Exhibit 4.3* Registration Rights Agreement

               Exhibit 4.4* Standstill Agreement

               Exhibit 4.5* Warrant Number CG-1 issued by the Registrant to Castle Gate, L.L.C. on April 8, 1999

               Exhibit 4.6* Warrant Number CG-2 issued by the Registrant to Castle Gate, L.L.C. on April 8, 1999

               Exhibit 4.7* Form of Warrant Number CG-3 to be issued by the Registrant to Castle Gate, L.L.C. upon the occurrence of certain events in accordance with the terms of the Equity Line of Credit and Securities Purchase Agreement



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               Exhibit 4.8* Form of Warrant Number CG-4 to be issued by the
Registrant to Castle Gate, L.L.C. upon the occurrence of certain events in accordance with the terms of the Equity Line of Credit and Securities Purchase Agreement

               Exhibit 99 Corixa Corporation Press Release dated April 9, 1999


* Confidential treatment requested for portions of these documents.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORIXA CORPORATION



Date:  April 23, 1999                   By:   /s/ Michelle Burris
                                             ----------------------------------
                                             MICHELLE BURRIS
                                             VICE PRESIDENT AND CHIEF FINANCIAL
                                             OFFICER



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                               CORIXA CORPORATION

                                INDEX TO EXHIBITS


                                                                                SEQUENTIALLY
 EXHIBIT NUMBER                         DESCRIPTION                             PAGE NUMBER
 --------------                         -----------                             -------------
     4.1                Certificate of Designation of the Registrant
     4.2*         Equity Line of Credit and Securities Purchase Agreement
     4.3*                      Registration Rights Agreement
     4.4*                           Standstill Agreement
     4.5*                    Warrant Number CG-1 issued by the
                     Registrant to Castle Gate, L.L.C. on April 8, 1999
     4.6*                    Warrant Number CG-2 issued by the
                     Registrant to Castle Gate, L.L.C. on April 8, 1999
     4.7*                    Form of Warrant Number CG-3 to be
                             issued by the Registrant to Castle
                            Gate, L.L.C. upon the occurrence of
                           certain events in accordance with the
                           terms of the Equity Line of Credit and
                               Securities Purchase Agreement
     4.8*                     Form of Warrant Number CG-4 to be
                               issued by the Registrant to Castle
                              Gate, L.L.C. upon the occurrence of
                             certain events in accordance with the
                             terms of the Equity Line of Credit and
                                 Securities Purchase Agreement
    99                         Press Release dated April 9, 1999


*    Confidential treatment requested for portions of these documents.



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